POWER OF ATTORNEY

For Executing Forms 3, 4, 5 and Form 144

Know all by these presents, that the undersigned hereby constitutes and appoints each J. Kenneth Creighton, Virginia Williams and

Chrissy Lane signing singly, his true and lawful Attorney in fact to:

Execute for and on behalf of the undersigned Forms 3, 4 and 5 and

Form 144 in accordance with Section 16a of the Securities Exchange Act of 1934 and Rule 144 of the Securities Act of 1933 and the rules thereunder;

Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, 5 or Form 144 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, or in the best interest of, or legally required by,

the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in his

discretion.

The undersigned hereby grants to each such attorney in fact, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney in fact might or could do if

personally present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney in fact,

or his or substitute or substitutes, shall lawfully do or

cause to be done by virtue of this power of attorney and

the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934 or Rule 144 of the Securities

Act of 1933.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of Nov, 2003.

David D. Johnson

Signature

David D. Johnson

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